Exhibit 99.1




                     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Energy Conversion Devices, Inc. (the "Company") Quarterly Report on Form 10-Q for the quarter ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanford R. Ovshinsky, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   November 14, 2002                   By:  /s/ Stanford R. Ovshinsky
                                                 -------------------------------
                                                 Stanford R. Ovshinsky
                                                 Chief Executive Officer